UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2007

Simpson Manufacturing Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23804	94-3196943
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

5956 W. Las Positas Blvd., Pleasanton, CA 94588

(Address of principal executive offices)

(Registrant’s telephone number, including area code):  (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On July 23, 2007, Simpson Manufacturing Co., Inc. (the “Company”) and its subsidiary, Simpson Strong-Tie Company Inc., entered into an agreement to purchase all of the stock of Swan Secure Products, Inc. for $43.5 million in cash (subject to post-closing adjustments).

The Company announced this transaction in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01(d)          Financial Statement and Exhibits

(d)      Exhibits:

Exhibit Number	Description

10.1

Stock Purchase Agreement between Hobart K. Swan and Reliance Trust Company, solely in its capacity as independent trustee of the Swan Secure Products, Inc. Employee Stock Ownership Plan and Trust, and Simpson Strong-Tie Company Inc. and Simpson Manufacturing Co., Inc.

99.1	Exhibit 99.1	Press release dated July 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	July 23, 2007	By	/s/Michael J. Herbert
Michael J. Herbert
Chief Financial Officer